SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF (EMCR)
Xtrackers International Real Estate ETF (HAUZ)
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)
Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)
Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF (EMSG)
Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)
The following information replaces the existing similar disclosure under the “PART II: APPENDIX II-E – INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” section of each fund’s Statement of Additional Information.
Russian Securities. As a result of political and military actions undertaken by Russia in recent years, including the military incursions in Ukraine in February 2022, the US, the European Union and other countries have instituted broad-ranging economic sanctions against Russia and certain Russian individuals, banking entities and corporations. Among other things, these sanctions froze certain Russian assets, prohibited trading in certain Russian securities and doing business with certain Russian individuals and entities, including large financial institutions. These sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in Russia’s credit rating, and a decline in the value and liquidity of Russian securities. Retaliatory actions or countermeasures that are being taken or may be taken in the future by Russia (including cyberattacks on other governments, corporations or individuals, the closure of Russian securities markets or the seizure of foreign residents’ assets), may further decrease the value and liquidity of Russian securities. Any or all of these potential results could push Russia’s economy into a recession. In addition, beginning in March 2022, certain index providers began removing Russian securities from their indices, including certain indices utilized by the funds. As a result of the sanctions, Russian government countermeasures, trading halts on U.S. and non-U.S. exchanges and the collective impact on the trading markets for Russian securities, a fund’s ability to buy and sell Russian investments has been impaired. For example, a fund may be required to freeze or otherwise be unable to sell or deliver existing investments in Russian securities, including securities that may have been removed from a fund’s Underlying Index or may be prohibited from investing or otherwise be unable to invest in certain Russian securities. As a result, certain funds have used, and may in the future use, fair valuation procedures approved by the Board to value certain Russian securities, which could result in such securities being valued at zero. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of a fund to the extent their Underlying Indexes and/or their portfolios contain the securities of Russian issuers. It is impossible to predict when the sanctions imposed as a result of the Russian incursion into Ukraine, restrictions on trading Russian securities or other ramifications for the Russian economy and financial markets around the world will be relieved.
For Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB), the following information is added to the existing disclosure in the “PART I: APPENDIX I-G – INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” section of the fund’s Statement of Additional Information.
Russian Securities
Please Retain This Supplement for Future Reference
March 9, 2022
SAISTKR22-06